Virtus Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Communication Services—9.3%
Coursera, Inc.(1)	7,100	$320
Netflix, Inc.(1)	84,500	44,080
Snap, Inc. Class A(1)	586,650	30,676
Zillow Group, Inc. Class C(1)	434,335	56,307
		131,383

Consumer Discretionary—25.3%
Airbnb, Inc. Class A(1)	91,100	17,121
Amazon.com, Inc.(1)	15,200	47,030
Chegg, Inc.(1)	322,325	27,610
Chewy, Inc. Class A(1)	340,400	28,835
Fiverr International Ltd.(1)	27,650	6,005
Lululemon Athletica, Inc.(1)	41,690	12,787
MercadoLibre, Inc.(1)	48,225	70,994
Peloton Interactive, Inc. Class A(1)	336,850	37,876
Tesla, Inc.(1)	162,740	108,699
		356,957

Financials—1.5%
Goosehead Insurance, Inc. Class A	107,350	11,506
Lemonade, Inc.(1)	108,365	10,092
		21,598

Health Care—15.1%
Adaptive Biotechnologies Corp.(1)	310,450	12,499
Castle Biosciences, Inc.(1)	113,650	7,780
Exact Sciences Corp.(1)	583,350	76,874
GoodRx Holdings, Inc. Class A(1)	492,200	19,205
Seagen, Inc.(1)	115,850	16,087
Teladoc Health, Inc.(1)	297,550	54,080
Veeva Systems, Inc. Class A(1)	98,350	25,693
		212,218

	Shares	Value

Industrials—3.9%
Desktop Metal, Inc. Class A(1)	359,800	$5,361
Uber Technologies, Inc.(1)	897,900	48,944
		54,305

Information Technology—43.9%
Coupa Software, Inc.(1)	78,450	19,964
fuboTV, Inc.(1)	315,350	6,976
NVIDIA Corp.	107,000	57,131
Okta, Inc.(1)	235,575	51,928
Paylocity Holding Corp.(1)	110,750	19,916
PayPal Holdings, Inc.(1)	198,850	48,289
QUALCOMM, Inc.	204,050	27,055
RingCentral, Inc. Class A(1)	129,800	38,665
ServiceNow, Inc.(1)	78,325	39,171
Shopify, Inc. Class A(1)	78,200	86,528
Snowflake, Inc. Class A(1)	110,700	25,381
Sprout Social, Inc. Class A(1)	247,700	14,307
Square, Inc. Class A(1)	279,200	63,392
Trade Desk, Inc. (The) Class A(1)	103,770	67,623
Unity Software, Inc.(1)	297,250	29,817
Zoom Video Communications, Inc. Class A(1)	70,550	22,667
		618,810

Total Common Stocks (Identified Cost $967,778)		1,395,271

Total Long-Term Investments—99.0% (Identified Cost $967,778)		1,395,271

TOTAL INVESTMENTS—99.0% (Identified Cost $967,778)		$1,395,271
Other assets and liabilities, net—1.0%		14,426
NET ASSETS—100.0%		$1,409,697
Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	87%
Canada	7
Brazil	5
Israel	1
Total	100%
† % of total investments as of March 31, 2021.
The following table summarizes the market value of the Fund’s investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,395,271	$1,395,271
Total Investments	$1,395,271	$1,395,271
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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